                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






Date of report (Date of earliest event reported)    May 14, 1998 (May 13, 1998)
                                                    --------------------------

                          RENTAL SERVICE CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                      000-21237                33-0569350
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



  6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona        85254
  ----------------------------------------------------------      ----------
       (Address of Principal Executive Offices)                   (Zip Code)


                                (602) 905-3300
              --------------------------------------------------
             (Registrant's Telephone Number, including Area Code)


                                NOT APPLICABLE
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER INFORMATION

     On May 13, 1998, Rental Service Corporation issued a press release regarding the completion of a private offering of 9% senior subordinated notes. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Financial Statements of Businesses Acquired

        None.

     (b)   Pro Forma Financial Information

        None.

     (c)   Exhibits

EXHIBIT NUMBER                           Description
-------------- ------------------------------------------------------------

    99.1       Press Release dated May 13, 1998 re: Completion of Senior
               Notes Offering.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RENTAL SERVICE CORPORATION



Date: May 14, 1998                            By: /s/ Robert M. Wilson
                                                  -------------------------
                                                  Robert M. Wilson
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX


     EXHIBIT NUMBER                         DESCRIPTION
-------------------- ---------------------------------------------------------
        99.1 Press Release dated May 13, 1998 re: Completion of Senior Notes Offering.